SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 21, 1998
(Date of earliest event reported)

Commission File No. 333-17801



                   Norwest Integrated Structured Assets, Inc.
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        Delaware                                       Applied For
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                    21703
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Address of principal executive offices               (Zip Code)


                                 (301) 846-8200
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Integrated Structured Assets, Inc. which are hereby filed pursuant to such letter.


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


ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

     (99)                                   Collateral  Term Sheets  prepared by
                                            Norwest    Integrated     Structured
                                            Assets,   Inc.  in  connection  with
                                            Norwest    Integrated     Structured
                                            Assets,  Inc. Mortgage  Asset-Backed
                                            Pass-Through  Certificates,   Series
                                            1998-2


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


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST INTEGRATED STRUCTURED
                                            ASSETS, INC.

August 21, 1998

                                            By:    /s/ B. David Bialzak
                                                 -----------------------------
                                                       B. David Bialzak
                                                       Vice President


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


                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

     (99)                 Collateral Term Sheets prepared by          E
                          Norwest   Integrated    Structured
                          Assets,  Inc. in  connection  with
                          Norwest   Integrated    Structured
                          Assets, Inc. Mortgage Asset-Backed
                          Pass-Through Certificates,  Series
                          1998-2


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